GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, President/CEO of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

March 26, 2009	German American Bancorp, Inc. Announces Commencement of Offering of $15 Million of 8% Redeemable Subordinated Debentures due 2019 to Shareholders in a Rights Offering

German American Bancorp, Inc. (NASDAQ: GABC) announced today that it has mailed directly to its shareholders of record as of March 16, 2009, an offer to sell a proposed new issue of $15 million in principal amount of redeemable subordinated debentures, at a price of 100% of their principal amount.  The debentures will bear interest at 8% per annum and will mature March 30, 2019, subject to the Company's right to redeem the debentures on or after March 30, 2012.  The Company has reserved the right, at its sole option, to increase the offering (but not to exceed a total principal amount of $30 million) in the event that demand for the debentures exceeds the stated $15 million offering.

The Company's offering of the debentures is being made pursuant to non-transferable subscription rights that the Company has issued exclusively to its shareholders of record as of March 16, 2009, the record date for the rights offering.  Pursuant to these rights, record shareholders are eligible to purchase their pro rata portion of the debentures in denominations of a minimum principal amount of $10,000 amount (or in denominations that are multiples of $10,000).  The expiration date of the offering is April 23, 2009, unless the expiration date is extended by the Company.

The Company expects that these debentures, upon issuance, will qualify for treatment as Tier 2 regulatory capital for purposes of regulatory capital requirements.

Commenting on the rights offering, Mark Schroeder, President & Chief Executive Officer, said, "German American has no immediate need for additional capital, as we achieved record net income in 2008, and our Company continues to be well-capitalized under all applicable banking agency regulatory standards.  Raising additional regulatory capital now, however, will further strengthen our capital base, and serve as additional protection from any impact of the current economic downturn.  Additionally, we believe our markets will present additional loan opportunities to us in the future, and that additional capital will provide us with the ability to make these additional loans while remaining a well-capitalized institution for bank regulatory purposes.”

The Company announced that it will host a webcast on Monday, April 6 at 11:00 a.m. EDT, to discuss this offer and the procedures for accepting it.  Information regarding how to access this webcast, listen to the presentation, and view the presentation slides, is found at the shareholder information section of the Company's website at www.germanamericanbancorp.com.

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, President/CEO of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

The Company will also host informational meetings throughout its retail banking market area, as follows:

April 6	Washington – Peoples Bank-201 E. Main St.	4:00 p.m. EDT
April 7	Jasper – German American Bank-711 Main St.	4:00 p.m. EDT
April 8	Vincennes – First American Bank-101 N. 3rd St.	4:00 p.m. EDT
April 9	Petersburg – Citizens State Bank-305 E. Main St.	4:00 p.m. EDT
April 13	Tell City – First State Bank-645 Main St.	4:00 p.m. CDT
April 14	Jasper – German American Bank-711 Main St.	4:00 p.m. EDT

About German American Bancorp, Inc.

German American Bancorp, Inc. is a financial services holding company based in Jasper, Indiana. The Company’s Common Stock is traded on the NASDAQ Global Select Market under the symbol GABC.  The principal subsidiary of German American Bancorp, Inc. is its banking subsidiary, German American Bancorp which operates through six community banking affiliates with 28 retail banking offices in the ten contiguous Southern Indiana counties of Daviess, Dubois, Gibson, Knox, Lawrence, Martin, Monroe, Perry, Pike, and Spencer. German American Bancorp owns a trust, brokerage and financial planning subsidiary which operates from its banking offices and a full line property and casualty insurance agency with seven branch offices throughout its market area.

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German American Bancorp, Inc., has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement (and any updates thereto) and other documents German American Bancorp, Inc., has filed with the SEC for more complete information about German American Bancorp, Inc., and this offering. You may get these documents for free by visiting EDGAR on the SEC's web site at www.sec.gov.  Alternatively, German American Bancorp, Inc., will arrange to send to you the prospectus if you request it by calling German American Bancorp, Inc.'s Shareholder Relations office toll-free at 1-800-482-1314

The subordinated debentures are not deposits at, or other obligations of, a bank or savings association and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC).

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GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, President/CEO of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

Forward Looking Statements

German American’s statements in this press release regarding its plans to raise $15 million of additional capital through a rights offering to its shareholders; its expectation that the new debentures (when and if issued) will constitute Tier 2 regulatory capital; and its expectations concerning future opportunities in its market area for additional loans and its expectation that additional capital will position it to make additional loans, are all "forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that, by their nature, forward-looking statements are based on assumptions and are subject to risks, uncertainties, and other factors. Actual results and experience could differ materially from the anticipated results or other expectations expressed or implied by these forward-looking statements as a result of a number of factors, including but not limited to, those discussed in the press release. As disclosed in this press release, the making of the rights offering is subject to the registration statement being declared effective on a timely basis by the Commission under the Securities Act of 1933, and (assuming the Commission does timely declare the Registration Statement to be effective and the offer is timely made) the amount of debentures that might ultimately be issued and sold pursuant to the rights offering will be a function of shareholder demand for the debentures;  it is possible that substantially more, or substantially less, than the stated offering of $15 million of debentures will ultimately be issued pursuant to the rights offering.  Other factors which could cause actual results and experience to differ from the other results and expectations implied in this press release include changes in interest rates; changes in competitive conditions; the introduction, withdrawal, success and timing of asset/liability management strategies or of mergers and acquisitions and other business initiatives and strategies; changes in customer borrowing, repayment, investment and deposit practices; changes in fiscal, monetary and tax policies; changes in financial and capital markets; continued deterioration in general economic conditions, either nationally or locally, resulting in, among other things, credit quality deterioration; capital management activities including possible future sales or repurchases or redemptions by the Company of debt or equity securities; actions of the Federal Reserve Board; changes in accounting principles and interpretations; and actions of the Department of the Treasury and the Federal Deposit Insurance Corporation under the Emergency Economic Stabilization Act of 2008 and the Federal Deposit Insurance Act and other legislative and regulatory actions and reforms. These forward-looking statements speak only as of the date of this press release and German American undertakes no obligation to update any such forward-looking statement to reflect events or circumstances that occur after the date hereof.